0000000000051247330960073020200

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$2,953,867.02	07-30-2020	07-30-2022	5124733		100237	BY	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Neese Inc.
PO Box 392, 303 Division Street
Grand Junction, IA 50107

Lender: Home State Bank
115 West State Street
Jefferson, IA 50129

Principal Amount: $2,953,867.02 **Interest Rate: 5.500%** **Date of Agreement: July 30, 2020**

DESCRIPTION OF EXISTING INDEBTEDNESS. Home State Bank owns and holds a certain Note #5124733 made by Neese Inc. dated June 13, 2018, modified on August 14, 2019, depicting today a current balance of $2,953,867.02 and accrued interest balance of $95,970.42 as of July 30, 2020. This note is a $3,654,074.00 revolving line of credit. Any advances on this loan requires the permission of the Senior Loan Officer for Home State Bank.

DESCRIPTION OF COLLATERAL. This note is secured by Security Agreements dated June 13, 2018, December 20, 1991, March 8, 1993, July 23, 2004, July 21 2017, September 18, 2017 and September 26, 2017. Loan Agreement dated June 13, 2018 remains in force and is part of promissory note #5124733.

DESCRIPTION OF CHANGE IN TERMS. (1) Maturity date is extended to July 30, 2022. (2) Borrower agrees to pay accrued interest current upon signing this loan modification in the amount of $95,970.42. (3) Borrower agrees to make payments of $30,000.00 beginning September 30, 2020 and wiill continue thereafter on a monthly basis until maturity at which time a final interest payment is due. (4) In addition to the monthly payment terms, Borrower will make a payment of $260,000.00 on December 30, 2020 and December 30, 2021. (5) Borrower will make two advances from this note in the amounts $51,068.19 and $517,528.86 as payment in full of capital lease transcations due Utica Leaseco LLC. It is agreed upon Utica Leaseco, LLC will relaese all UCC-1 filings. (6) Interest rate is changed to 5.50% from 6.85%. (7) Borrower agrees to pay a loan fee of $17,500.00 at the time of signing this loan modification. Bank agreees to make a loan advance to checking for $17,500.00.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS CHANGE IN TERMS AGREEMENT AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

BORROWER:

NEESE INC.

eSigned by eLynx: 2020-08-03 14:20:33 EDT
By: Alan D. Neese
Alan D. Neese, President of Neese Inc.

eSigned by eLynx: 2020-08-03 14:35:33 EDT
By: Katherine B. Neese
Katherine B. Neese, Vice President and Secretary of Neese Inc.

eSigned by eLynx: 2020-07-31 10:15:33 EDT
By: Ellery W. Roberts
Ellery W. Roberts, CEO of Neese Inc.

LENDER:

HOME STATE BANK

eSigned by eLynx: 2020-07-30 23:37:33 EDT
X Benjamin Yoder
Benjamin Yoder, Executive Vice President & Senior Loan Officer